                               NINTH AMENDMENT TO
                              AMENDED AND RESTATED
                           GOLD CONSIGNMENT AGREEMENT
                           DATED AS OF MARCH 30, 2001

      THIS NINTH AMENDMENT is made as of the 7th day of April, 2006, among
SOVEREIGN BANK (formerly known as Rhode Island Hospital Trust National Bank), a
Federal Savings Bank with an office at One Financial Plaza, 3rd Floor,
Providence, Rhode Island 02903, as agent ("Agent") and as a bank ("Sovereign"
and together with the other lending institutions from time to time collectively, the "Institutions"), SOVEREIGN PRECIOUS METALS, LLC, a Pennsylvania limited liability company ("LLC"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation ("Finlay") and EFINLAY, INC. a Delaware corporation ("eFinlay").

                                WITNESSETH THAT:

      WHEREAS, Sovereign, Finlay and eFinlay are parties to a certain Amended and Restated Gold Consignment Agreement dated as of March 30, 2001, as amended by a First Amendment to Amended and Restated Gold Consignment Agreement dated as of December 31, 2001, as further amended by a Second Amendment to Amended and
Restated Gold Consignment Agreement dated as of September 30, 2002 as further amended by a Third Amendment to Amended and Restated Gold Consignment Agreement
dated as of April 4, 2003, as further amended by a Fourth Amendment to Amended and Restated Gold Consignment Agreement dated as of July 6, 2003, as further amended by a Fifth Amendment to Amended and Restated Gold Consignment Agreement
dated as of May 27, 2004, as further amended by a Sixth Amendment to Amended and
Restated Gold Consignment Agreement dated August 20, 2004, as further amended by a Seventh Amendment to Amended and Restated Gold Consignment Agreement dated as of November 22, 2004, as further amended by a Consent and Amendment dated as of
May 19, 2005 and as further amended by an Eighth Amendment to Amended and
Restated Gold Consignment Agreement dated as of July 29, 2005 (as amended, the
"Consignment Agreement"), relating to the consignment by the Institutions to
Finlay;

      WHEREAS, the parties desire to further amend and modify the Consignment
Agreement in certain respects;

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1.    Article 1 of the Consignment Agreement is hereby amended by deleting the defined term "Maturity Date" and replacing it with the following:

                  "Maturity Date: the earliest of (a) October 31, 2007;
            provided, however, if the Dollar Facility is extended through at least October 31, 2008 (on terms acceptable to the Institutions)
            such date in clause (a) should be October 31, 2008,

            (b) the maturity date from time to time in effect under the Dollar
            Facility, or (c) such other date on which all Obligations may become due and payable pursuant to the terms hereof."

      2.    Section 8.3 of the Consignment Agreement is hereby amended by deleting Section 8.3.1 in its entirety and replacing it with the following:

                  "Consolidated EBITDA to Consolidated Periodic Financial
            Obligations. Consignee will and where applicable, each Consignee will cause its Subsidiaries on a consolidated basis to maintain as of the end of each period of four consecutive fiscal quarters the ratio of (a) the excess, if any, of (i) Consolidated EBITDA of the
            Parent and its Subsidiaries for such period less (x) the amount of cash applied by the Parent to the payment of income taxes of the
            Parent and its Subsidiaries in respect of such period, whether directly or pursuant to the Tax Allocation Agreement less (y) the amount of Capital Expenditures made by the Parent and its
            Subsidiaries during such period to (b) the amount of Consolidated
            Periodic Financial Obligations (inclusive of interest and cash dividend payments) of the Parent and its Subsidiaries of not less than the ratio opposite such date in such table:

                  For Fiscal Quarter
                  Ending on or About:                    Ratio:
                  -------------------                   ---------
                        1/31/06                         1.53:1.00
                        4/30/06                         1.53:1.00
                        7/31/06                         1.53:1.00
                       10/31/06                         1.35:1.00
                        1/31/07                         1.08:1.00
                        4/30/07                         1.53:1.00
                        7/31/07                         1.53:1.00

      3.    Section 8.3 of the Consignment Agreement is hereby further amended by deleting Section 8.3.2 in its entirety and replacing it with the following:

                  "8.3.2. Indebtedness to EBITDA. No Consignee will and where applicable, each Consignee will not permit its Subsidiaries to, permit the ratio of (i) the aggregate principal amount of all
            Indebtedness for Borrowed Money of the Parent and its Subsidiaries
            on a consolidated basis as of any fiscal quarter ending date set forth in the table below to (ii) Consolidated EBITDA of the Parent and its Subsidiaries for the period of four consecutive fiscal quarters ending on such fiscal quarter ending date in such table, to exceed the ratio set forth opposite such date in such table:

                  Fiscal Quarter
                   Ending Date:                          Ratio:
                  --------------                        ---------
                     1/31/06                            3.30:1.00
                     4/30/06                            4.18:1.00

                     7/31/06                            4.62:1.00
                     10/31/06                           4.95:1.00
                     1/31/07                            4.29:1.00
                     4/30/07                            3.85:1.00
                     7/31/07                            3.85:1.00

      4.    Section 8.3 of the Consignment Agreement is hereby further amended by deleting Section 8.3.3 in its entirety and replacing it with the following:

      "8.3.3. Minimum EBITDA. No Consignee will and where applicable, each
      Consignee will not permit its Subsidiaries to, permit Consolidated EBITDA of the Parent and its Subsidiaries for any period of four consecutive fiscal quarters ending on any date set forth in the table below to be less than the amount set forth opposite such date in such table:

                      Date:                              Amount:
                     --------                          -----------
                     1/31/06                           $68,400,000
                     4/30/06                           $66,500,000
                     7/31/06                           $61,750,000
                     10/31/06                          $58,235,000
                     1/31/07                           $48,640,000
                     4/30/07                           $74,100,000
                     7/31/07                           $74,100,000

      5.    Finlay and eFinlay each hereby grant and reconfirm the security interest granted to Agent pursuant to the Security Agreement.

      6.    The effectiveness of the transactions described herein shall be subject to delivery to LLC of this Ninth Amendment.

      7.    Each of Finlay and eFinlay and the Agent hereby agree that, except as expressly provided herein, the terms and provisions of the Consignment
Agreement remain unchanged and the Consignment Agreement remains in full force and effect in accordance with its terms. The term "Agreement" as used in the
Consignment Agreement and all references to the Consignment Agreement in any other documents or agreements among any of the parties hereto which relate to either Finlay or eFinlay shall refer, from and after the date hereof, to the
Consignment Agreement as amended and supplemented by this Ninth Amendment.

      8.    Each of Finlay and eFinlay hereby ratifies and reaffirms that (i)
the representations and warranties contained in the Consignment Agreement, as amended by the terms hereof, are true and correct as of the date hereof, except that references to financial statements shall refer to the latest financial statements furnished pursuant to the Consignment Agreement and (ii) no Event of
Default (as defined in the Consignment Agreement) nor any

event which with notice or the lapse of time, or both, would constitute an Event of Default exists as of the date hereof.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Ninth
Amendment to be executed in several counterparts, each of which shall be deemed to be an original as of the day and year first above written.

                                        SOVEREIGN BANK, as Agent and a Lender

                                        By: /s/Janice Stinchfield
                                            ---------------------
                                        Name: Janice Stinchfield
                                        Title: Vice President

                                        SOVEREIGN PRECIOUS METALS, LLC,
                                        as Agent and a Lender

                                        By: /s/Janice Stinchfield
                                            ---------------------
                                        Name: Janice Stinchfield
                                        Title: Vice President

                                        COMMERZBANK INTERNATIONAL S.A.

                                        By: /s/M. Jans
                                            ------------
                                        Name: M. Jahns
                                        Title: Vice President

                                        By: /s/E. Geister
                                            -------------
                                        Name: E. Geister
                                        Title: Vice President

                                        FINLAY FINE JEWELRY CORPORATION

                                        By: /s/Bruce E. Zurlnick
                                            ---------------------
                                            Name: Bruce E. Zurlnick
                                            Title: Senior Vice President, Chief
                                            Financial Officer and Treasurer

                                        EFINLAY, INC.

                                        By: /s/Bruce E. Zurlnick
                                            -----------------------------------
                                            Name: Bruce E. Zurlnick
                                            Title: Senior Vice President, Chief
                                            Financial Officer and Treasurer